PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact
Allyson Scott
McGrath/Power Public Relations and Communications
+1-408-727-0351
allysonscott@mcgrathpower.com

Investor Contact
Jeffrey Schreiner
+1-408-916-0012
jschreiner@mellanox.com

Israel PR Contact
Jonathan Wolf
Galai Communications Public Relations
+972 (0) 3-613-52-48
yoni@galaipr.com

Mellanox Reports Second Quarter 2017 Results
InfiniBand Revenues Up 12 Percent Sequentially; EDR Up 50 Percent Sequentially
InfiniBand Has 2.5X More New Systems in June Top500 Supercomputer List Compared to OmniPath
Ethernet Revenues Up 8 Percent Sequentially Led By Growth in 25 Gigabit

SUNNYVALE, Calif. and YOKNEAM, ISRAEL — July 26, 2017 — Mellanox® Technologies, Ltd. (NASDAQ: MLNX) today announced financial results for its second quarter ended June 30, 2017.
“Our second quarter InfiniBand revenues achieved double digit sequential growth, driven by deployments of 100 gigabit EDR solutions. Mellanox’s second quarter results demonstrate InfiniBand’s continued leadership in high speed interconnects for customers’ deployments across high-performance computing, artificial intelligence, cloud and database,” said Eyal Waldman, president and CEO of Mellanox Technologies. “During the second quarter Ethernet revenues grew eight percent sequentially, as adoption of our 25 gigabit Ethernet solutions continued to accelerate. In the second half of 2017, we anticipate multiple growth catalysts for both our Ethernet and InfiniBand solutions.”

Second Quarter 2017 - Highlights

•	Revenues of $212.0 million decreased 1.3 percent, compared to $214.8 million in the second quarter of 2016.

•	GAAP gross margins of 65.4 percent, compared to 62.8 percent in the second quarter of 2016.

•	Non-GAAP gross margins of 70.6 percent, compared to 71.4 percent in the second quarter of 2016.

•	GAAP operating loss was $4.4 million, compared to operating income of $6.6 million in the second quarter of 2016.

•	Non-GAAP operating income was $26.5 million, or 12.5 percent of revenue, compared to $45.5 million, or 21.2 percent of revenue in the second quarter of 2016.

•	GAAP net loss was $8.0 million, compared to net income of $4.7 million in the second quarter of 2016.

•	Non-GAAP net income was $22.4 million, compared to $42.7 million in the second quarter of 2016.

•	GAAP net loss per diluted share was $0.16, compared to net income per diluted share of $0.09 in the second quarter of 2016.

•	Non-GAAP net income per diluted share was $0.44, compared to $0.87 in the second quarter of 2016.

•	$6.4 million in cash was provided by operating activities, compared to $40.0 million in the second quarter of 2016.

•	Cash and investments totaled $310.3 million at June 30, 2017, compared to $328.4 million at December 31, 2016.

Third Quarter 2017 Outlook

We currently project:

•	Quarterly revenues of $222 million to $232 million

•	Non-GAAP gross margins of 70.5 percent to 71.5 percent

•	Non-GAAP operating expenses of $124 million to $126 million

•	Share-based compensation expense of $18.8 million to $19.3 million

•	Non-GAAP diluted share count of 51.4 million to 51.9 million shares

Recent Mellanox Press Release Highlights

•	July 11, 2017	Mellanox InfiniBand and Ethernet Solutions Accelerate New Intel® Xeon® Scalable Processor-Based Platforms for High Return on Investment
•	July 6, 2017	Mellanox Introduces Spectrum-2 - World’s Most Scalable 200 and 400 Gigabit Open Ethernet Switch Solution
•	June 21, 2017	Mellanox Ethernet and InfiniBand Chosen by AMD as the Preferred Interconnect Solutions to Accelerate New EPYC Data Center Platforms
•	June 20, 2017	Mellanox Interconnect Solutions Scale Deep Learning Platforms to World-Leading Performance
•	June 19, 2017	Kyushu University’s New Supercomputer Accelerated by Mellanox EDR InfiniBand Solutions
•	June 19, 2017	NASA Ames Research Center Selects Mellanox InfiniBand for New Scalable Supercomputer
•	June 19, 2017	InfiniBand Accelerates Majority of New Systems on TOP500 Supercomputer List
•	June 16, 2017	Mellanox Announces a Strategic Collaboration with HPE to Advance Innovations in High Performance Computing and Machine Learning Platforms
•	June 15, 2017	Mellanox Announces Innovative SHIELD Technology, Enabling Industry’s Most Resilient and Scalable Data Center Networks
•	June 7, 2017	Mellanox Powers the First 25, 50 and 100 Gigabit Ethernet Fabric for HPE Synergy Platform

Conference Call
Mellanox will hold its second quarter 2017 financial results conference call today, at 2 p.m. Pacific Time, to discuss the company’s financial results. To listen to the call, dial 1-888-632-3384, or for investors outside the U.S., +1-785-424-1675, approximately 10 minutes prior to the start time.
The Mellanox financial results conference call will be available via live webcast on the investor relations section of the Mellanox website at: http://ir.mellanox.com. Access the webcast 15 minutes prior to the start of the call to download and install any necessary audio software. A replay of the webcast will also be available on the Mellanox website.
About Mellanox
Mellanox Technologies is a leading supplier of end-to-end InfiniBand and Ethernet interconnect solutions and services for servers and storage. Mellanox interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications and unlocking system performance capability. Mellanox offers a choice of fast interconnect products: adapters, switches, software, cables and silicon that accelerate application runtime and maximize business results for a wide range of markets including high-performance computing, enterprise data centers, Web 2.0, cloud, storage and financial services. More information is available at www.mellanox.com.

GAAP to Non-GAAP Reconciliation
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, and income tax effects and adjustments. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded expenses items, as well as the non-cash impact on the tax provision pertaining to changes in deferred tax assets associated with carryforward losses of group entities subject to tax holiday in Israel. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, acquisition related expense, settlement costs, and income tax effects and adjustments because it enhances investors' ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company's business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, changes related to recognition of deferred taxes and the net impact on the company's tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the "Investor Relations" section on our website.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements, including the outlook for the three months ended September 30, 2017, statements related to trends in the market for our solutions and services, opportunities for our company in 2017 and beyond, and future product capabilities. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs and certain assumptions made by us, all of which are subject to change.
Forward-looking statements can often be identified by words such as "projects," "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, our ability to protect our intellectual property rights, our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, our success in realizing the anticipated benefits of mergers and acquisitions, and our ability to obtain debt at competitive rates or in sufficient amounts in order to fund our contractual commitments. Furthermore, the majority of our quarterly revenues are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.
More information about the risks, uncertainties and assumptions that may impact our business is set forth in our annual report on Form 10-K filed with the SEC on February 17, 2017. All forward-looking statements in this press release, including the outlook for the three months ended September 30, 2017, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three months ending		Six months ending
	June 30,		June 30,
	2017	2016	2017	2016

Total revenues	$211,962	$214,801	$400,613	$411,611
Cost of revenues	73,427	79,807	137,877	150,288
Gross profit	138,535	134,994	262,736	261,323
Operating expenses:
Research and development	92,348	82,324	180,839	153,358
Sales and marketing	38,110	32,576	73,867	63,804
General and administrative	12,476	13,494	24,995	41,432
Total operating expenses	142,934	128,394	279,701	258,594
Income (loss) from operations	(4,399)	6,600	(16,965)	2,729
Interest expense	(1,996)	(2,215)	(3,989)	(3,213)
Other income, net	827	315	1,510	376
Interest and other, net	(1,169)	(1,900)	(2,479)	(2,837)
Income (loss) before taxes on income	(5,568)	4,700	(19,444)	(108)
Provision for taxes on income	2,423	46	791	2,406
Net income (loss)	$(7,991)	$4,654	$(20,235)	$(2,514)
Net income (loss) per share — basic	$(0.16)	$0.10	$(0.41)	$(0.05)
Net income (loss) per share — diluted	$(0.16)	$0.09	$(0.41)	$(0.05)
Shares used in computing net income (loss) per share:
Basic	50,056	47,900	49,698	47,629
Diluted	50,056	49,194	49,698	47,629

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except percentages, unaudited)

	Three months ending		Six months ending
	June 30,		June 30,
	2017	2016	2017	2016
Reconciliation of GAAP net income (loss) to non-GAAP:
GAAP net income (loss)	$(7,991)	$4,654	$(20,235)	$(2,514)
Adjustments:
Share-based compensation expense:
Cost of revenues	575	671	1,056	1,146
Research and development	10,297	10,770	18,988	19,922
Sales and marketing	4,010	3,889	7,348	7,537
General and administrative	2,783	2,764	5,041	7,755
Total share-based compensation expense	17,665	18,094	32,433	36,360
Amortization of acquired intangibles:
Cost of revenues	10,614	13,533	21,200	23,962
Research and development	194	196	386	391
Sales and marketing	2,230	2,232	4,460	3,255
Total amortization of acquired intangibles	13,038	15,961	26,046	27,608
Settlement costs:
General and administrative	—	—	—	5,106
Total settlement costs	—	—	—	5,106
Acquisition related charges:
Cost of revenues	—	4,233	—	7,533
Research and development	153	164	436	640
Sales and marketing	—	150	60	206
General and administrative	—	313	134	6,661
Total acquisition related charges	153	4,860	630	15,040
Tax effects and adjustments	(492)	(887)	(1,843)	378
Non-GAAP net income	$22,373	$42,682	$37,031	$81,978

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$211,962	$214,801	$400,613	$411,611
GAAP gross profit	138,535	134,994	262,736	261,323
GAAP gross margin	65.4%	62.8%	65.6%	63.5%
Share-based compensation expense	575	671	1,056	1,146
Amortization of acquired intangibles	10,614	13,533	21,200	23,962
Acquisition related charges	—	4,233	—	7,533
Non-GAAP gross profit	$149,724	$153,431	$284,992	$293,964
Non-GAAP gross margin	70.6%	71.4%	71.1%	71.4%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$142,934	$128,394	$279,701	$258,594
Share-based compensation expense	(17,090)	(17,423)	(31,377)	(35,214)
Amortization of acquired intangibles	(2,424)	(2,428)	(4,846)	(3,646)
Settlement costs	—	—	—	(5,106)
Acquisition related charges	(153)	(627)	(630)	(7,507)
Non-GAAP operating expenses	$123,267	$107,916	$242,848	$207,121

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data, unaudited)

	Three months ending		Six months ending
	June 30,		June 30,
	2017	2016	2017	2016
Reconciliation of GAAP income (loss) from operations to non-GAAP:
GAAP income (loss) from operations	$(4,399)	$6,600	$(16,965)	$2,729
Share-based compensation expense	17,665	18,094	32,433	36,360
Settlement costs	—	—	—	5,106
Amortization of acquired intangibles	13,038	15,961	26,046	27,608
Acquisition related charges	153	4,860	630	15,040
Non-GAAP income from operations	$26,457	$45,515	$42,144	$86,843

Shares used in computing GAAP diluted net income (loss) per share:	50,056	49,194	49,698	47,629
Adjustments:
Effect of dilutive securities under GAAP	—	(1,294)	—	—
Total options vested and exercisable	1,069	1,360	1,069	1,360
Shares used in computing non-GAAP diluted net income (loss) per share:	51,125	49,260	50,767	48,989

GAAP diluted net income (loss) per share	$(0.16)	$0.09	$(0.41)	$(0.05)
Adjustments:
Share-based compensation expense	0.36	0.37	0.66	0.75
Amortization of acquired intangibles	0.26	0.33	0.53	0.58
Settlement costs	—	—	—	0.11
Acquisition related charges	—	0.10	0.01	0.32
Tax effects and adjustments	(0.01)	(0.02)	(0.04)	0.01
Effect of dilutive securities under GAAP	—	0.02	—	—
Total options vested and exercisable	(0.01)	(0.02)	(0.02)	(0.05)
Non-GAAP diluted net income per share	$0.44	$0.87	$0.73	$1.67

Mellanox Technologies, Ltd.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	June 30,	December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$55,722	$56,780
Short-term investments	254,545	271,661
Accounts receivable, net	149,548	141,768
Inventories	71,961	65,523
Other current assets	20,726	17,346
Total current assets	552,502	553,078
Property and equipment, net	121,173	118,585
Severance assets	17,814	15,870
Intangible assets, net	253,440	278,031
Goodwill	471,228	471,228
Deferred taxes and other long-term assets	50,506	36,713
Total assets	$1,466,663	$1,473,505

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$58,754	$59,533
Accrued liabilities	94,446	105,042
Deferred revenue	23,013	24,364
Current portion of term debt	21,773	23,628
Total current liabilities	197,986	212,567
Accrued severance	23,041	19,874
Deferred revenue	15,237	15,968
Term debt	191,570	218,786
Other long-term liabilities	33,741	30,580
Total liabilities	461,575	497,775
Shareholders' equity:
Ordinary shares	215	209
Additional paid-in capital	820,217	774,605
Accumulated other comprehensive income (loss)	3,836	(928)
Retained earnings	180,820	201,844
Total shareholders’ equity	1,005,088	975,730
Total liabilities and shareholders’ equity	$1,466,663	$1,473,505

Mellanox Technologies, Ltd.
Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Six months ended June 30,
	2017	2016
Cash flows from operating activities:
Net loss	$(20,235)	$(2,514)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	50,814	46,231
Deferred income taxes	(704)	1,266
Share-based compensation	32,433	31,551
Gain on investments, net	(1,701)	(489)
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable	(7,780)	(16,886)
Inventories	(7,679)	10,598
Prepaid expenses and other assets	(2,667)	3,598
Accounts payable	48	9,679
Accrued liabilities and other liabilities	(1,141)	5,583
Net cash provided by operating activities	41,388	88,617

Cash flows from investing activities:
Purchase of severance-related insurance policies	(651)	(546)
Purchase of short-term investments	(69,110)	(153,486)
Proceeds from sales of short-term investments	74,359	200,457
Proceeds from maturities of short-term investments	13,590	97,388
Purchase of property and equipment	(27,120)	(15,755)
Purchase of intangible assets	(1,647)	—
Purchase of investments in private companies	(11,000)	(107)
Acquisition, net of cash acquired of $87.5 million	—	(693,692)
Net cash used in investing activities	(21,579)	(565,741)

Cash flows from financing activities:
Proceeds from term debt	—	280,000
Principal payments on term debt	(30,000)	(7,000)
Term debt issuance costs	—	(5,521)
Payments on capital lease and intangible asset financings	(3,263)	(491)
Proceeds from issuances of ordinary shares through employee equity incentive plans	12,396	10,438
Net cash provided by (used in) financing activities	(20,867)	277,426

Net decrease in cash and cash equivalents	(1,058)	(199,698)
Cash and cash equivalents at beginning of period	56,780	263,199
Cash and cash equivalents at end of period	$55,722	$63,501